UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04722

FMI Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

(Name and address of agent for service)

(414) 226-4555

(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2011

FMI Provident Trust
Strategy Fund
(FMIRX)

A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund

October 7, 2011

Dear Fellow Shareholders:

Equities across the world markets declined significantly as worries about a global recession intensified.  The market, as measured by the Standard & Poor’s 500 Index, the benchmark for the FMI Provident Trust Strategy Fund (“the Fund”), lost -13.87% for the quarter ended September 30, 2011, while the Fund declined -14.32%.  This was the worst quarterly decline in the market since the 4th quarter 2008.  While there are multiple issues causing investor angst, equity valuations have become more attractive.  This was a challenging quarter, but from a longer-term perspective, the Fund has performed well:

Average Annual Total Return
Through September 30, 2011	1 Year	3 Years	5 Years	10 Years
FMI Provident Trust Strategy Fund	-3.53%	2.35%	1.86%	4.57%
Standard & Poor’s 500 Index	1.14%	1.23%	-1.18%	2.82%

A slowdown in global economic growth (including China) has been added to the worries about excessive sovereign debt in Europe, America and elsewhere.  Growth has slowed across Europe and even in Germany, which heretofore has been the pillar of strength.  Europe’s sovereign debt woes are concerning.  It is likely to take further restructuring, additional austerity measures and a resetting of relative wage rates to set a course for sustainable recovery.  Realistically, the vast majority of the European banks would be insolvent if the sovereign debt of Greece, Portugal, Ireland and Spain were marked to market.  While we don’t anticipate outright bankruptcies of these financial institutions, there are many that will have to raise capital from both government and/or private sources.  This will certainly dilute existing shareholders and crimp earnings per share for years to come.  All of us continue to monitor and evaluate the situation closely.

The U.S. economy remains mired in a pattern of slow growth, followed by retraction.  Some of the traditional drivers of renewed growth, such as housing, continue to be highly depressed.  Housing inventory remains very high, prices are still trending down on an annual basis, and transaction volume is well below normal.  Twenty-seven months after the recession, U.S. consumer confidence remains extremely low.  The Fund’s cash equivalents and fixed income investments stand at approximately 26%, and are reflective of these concerns.

While it is difficult to envision a good recovery until these conditions change, your Provident Investment team remains optimistic.  As the team points out in this quarter’s shareholder letter, equity valuations of the companies in the Fund are undervalued relative to the earnings power of the businesses.  Long-term investors should buy into prevailing concerns and uncertainty when valuations and strong companies are on their side.  History shows good equity returns accrue to those who have the fortitude to invest in difficult times.

Your investment team at the Provident Trust Company has successfully navigated through difficult markets before and we are confident that they will do so again.  We thank you for your continued investment in, and support of, the FMI Provident Trust Strategy Fund.

Sincerely,

Ted D. Kellner, CFA
Executive Chairman
Fiduciary Management, Inc. (Adviser)

100 E. Wisconsin Ave. • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Provident Trust Strategy Fund

October 4, 2011

Dear Fellow FMI Provident Trust Strategy Fund Shareholders,

FMI Provident Trust Strategy Fund (FMIRX) lost -14.32% for the three months ended September 30 lagging the S&P 500’s -13.87%.  The Fund’s return was aided by a 26.2% allocation to 4 and 5-year corporate bonds and cash equivalents, and harmed by our stock selection. Since Provident Trust Company was named sub advisor on September 9, 2002, FMIRX gained +80.13% cumulatively vs. +50.05% for the S&P 500. FMIRX remains a concentrated portfolio with the top-ten equity holdings representing 55.9% of total fund assets. We are attempting to navigate this now eleven-year-old stagnant economic/investment cycle through flexible asset allocation, attention to relative valuations and an emphasis on sustainable growth stocks.

Substantial downward revisions to 2008-2009 GDP (4Q 2008 was revised from an initial -3.8% to -8.9%) places the economy a record 8 quarters since the recession’s end without a recovery. We contend America is well positioned for modest future GDP growth with record discoveries of oil and gas, a vibrant and competitive manufacturing sector, along with working age population growth (vs. declines in Germany and Japan). The National Petroleum Council reports North American oil production could double to 20MM barrels per day (equal to America’s current consumption) by 2035, thanks to new discoveries and improved drilling techniques.

We forecast second half 2011-2012 GDP growth of 2% (slow growth, not recession), 10-year Treasury yields of 1.0-2.5% (down from our previous 2.5-4.0%), flattening home prices, and modest consumer spending growth. While many believe that economic/market conditions are similar to the financial panic year 2008, we contend, thanks to improved liquidity, valuation, and earnings, the current environment more closely resembles 2010.

Battered by the recent 18% intra-year S&P 500 plunge and two 50% declines in the S&P 500 since 2000, investors prefer 50X P/E 10-year Treasury’s (2% yield, the lowest since 1946) to 14X stocks just as much as they preferred 35X stocks to 14X bonds (7% yield) in 1999. Our 12 month S&P 500 price range is 1100-1300 or 13-15X flat $85 2012 S&P earnings. We strongly believe bonds are even more over valued than the S&P 500 was in 2000, but acknowledge investor enthusiasm and cash flow into bonds can last longer and push yields and stock prices even lower. FMIRX portfolio holding PNC Financial demonstrates the greater return potential of stocks, yielding 2.8%, the same as well-rated 5-year bonds, with a low 22% payout ratio; PNC’s yield jumps to 5.0% on a more typical 40% payout ratio. We remain committed to growth stocks as the best asset class to meet our investment goal of inflation-adjusted purchasing power growth.

We attempt to flexibly allocate and actively select stocks for the FMI Provident Trust Strategy Fund based on our on-going analyses of economic, relative valuation and company-specific trends. During the September quarter, we purchased shares of Johnson Controls and eliminated Devry.

Thank you for your investment in, and support of, the FMI Provident Trust Strategy Fund.

Best Regards,

J. Scott Harkness, CFA
Portfolio Manager

FMI Provident Trust Strategy Fund
COST DISCUSSION

Industry Sectors as of September 30, 2011

As a shareholder of the FMI Provident Trust Strategy Fund, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/01/11	Value 9/30/11	Period* 4/01/11-9/30/11
FMI Provident Trust Strategy Fund Actual	$1,000.00	$ 852.10	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.86

*
Expenses are equal to the Fund’s annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2011 and September 30, 2011).

FMI Provident Trust Strategy Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
September 30, 2011

The Fund dropped -14.32% in the September quarter vs. the S&P 500’s -13.87% decline.  For the year ended September 30 the Fund’s -3.53% loss trailed the S&P 500’s 1.14% gain.  The defensive equity allocation throughout the year was neutral to our results but stock selection led to underperformance.  Accenture, TJX and Visa were the top contributors to the 2011 fiscal year results while Infosys, Express Scripts and Franklin Resources had the largest negative impact.  Your portfolio’s future growth characteristics are solid, with projected 2011/2012 earnings greater than the market, leverage 50% below the market, return on equity and margins well above the market—all at a 13.7X 2011 PE valuation, one point above the market.  Since being named portfolio manager on September 9, 2002, FMIRX gained +80.13% cumulatively vs. +50.05% for the S&P 500. Our equity exposure is 73.8% and the Fund remains concentrated with the ten largest positions representing 55.9% of total fund assets. The FMIRX portfolio is positioned for a next twelve months S&P 500 price range of 1100-1300 (vs. 1130 on 9-30-11) based on flat $85 2012 S&P 500 earnings and a valuation range of 13-15X.  Investors, traumatized by this summer’s 18% S&P 500 price swoon and two 50% stock market declines since 2000, greatly prefer 2.0% yielding 10-year Treasuries and 0% yielding money market to 7.0% earnings yield stocks, the polar opposite of investor preferences twelve years ago.  The significant September quarter sale was Devry due to weakening growth trends. We also purchased Johnson Controls and added to our PNC Financial position during the quarter.

Comparison of Change in Value of $10,000 Investment in
FMI Provident Trust Strategy Fund* and Standard & Poor’s 500 Stock Index**

		AVERAGE ANNUAL TOTAL RETURN

		1-Year	5-Year	10-Year
		-3.53%	1.86%	4.57%

	Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	From June 30, 2001 through October 14, 2001, Resource Capital Advisers, Inc. was the Fund’s investment adviser. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser.

From June 30, 2001 through January 31, 2002, the portfolio manager for the Fund was Palm Beach Investment Advisers, LLC. From February 1, 2002 through September 8, 2002, Fiduciary Management, Inc. was the Fund’s portfolio manager and beginning September 9, 2002, Provident Trust Company became the Fund’s portfolio manager.

	The Fund changed its fiscal year from June 30 to September 30 in 2005.
**
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

FMI Provident Trust Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

ASSETS:
Investments in securities, at value (cost $103,449,825)	$118,626,187
Cash	9,905,098
Dividends & interest receivable	100,744
Receivable from shareholders for purchases	54,141
Total assets	$128,686,170
LIABILITIES:
Payable to shareholders for redemptions	$98,663
Payable to adviser for management fees	53,359
Other liabilities	51,839
Total liabilities	203,861
NET ASSETS:
Capital Stock, $0.01 par value; 300,000,000 shares authorized; 16,769,247 shares outstanding	116,669,699
Net unrealized appreciation on investments	15,176,362
Accumulated net realized loss on investments	(3,363,752)
Net assets	128,482,309
Total liabilities and net assets	$128,686,170
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($128,482,309 ÷ 16,769,247 shares outstanding)	$7.66

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Cost	Value

LONG-TERM INVESTMENTS — 86.1% (a)

COMMON STOCKS — 73.8% (a)

ENERGY MINERALS SECTOR — 3.8%
	Oil & Gas Production — 3.8%
61,000	Apache Corporation	$5,590,544	$4,894,640

FINANCE SECTOR — 18.9%
	Finance/Rental/Leasing — 6.1%
90,860	Visa Inc.	6,134,143	7,788,519

	Investment Banks/Brokers — 4.1%
21,400	CME Group Inc.	5,672,910	5,272,960

	Investment Managers — 4.1%
55,010	Franklin
	Resources, Inc.	5,964,696	5,261,156

	Major Banks — 4.6%
122,480	PNC Financial Services
	Group, Inc.	6,547,259	5,902,311

HEALTH SERVICES SECTOR — 4.9%
	Health Industry Services — 4.9%
170,000	Express Scripts, Inc.*	4,206,427	6,301,900

INDUSTRIAL SERVICES SECTOR — 3.9%
	Engineering & Construction — 3.9%
156,000	Jacobs Engineering
	Group Inc.*	5,618,398	5,037,240

PRODUCER MANUFACTURING SECTOR — 2.9%
	Auto Parts: OEM — 2.9%
141,830	Johnson
	Controls, Inc.	4,142,776	3,740,057

RETAIL TRADE SECTOR — 8.0%
	Apparel/Footwear Retail — 5.9%
137,070	The TJX
	Companies, Inc.	4,481,682	7,603,273

	Home Improvement Chains — 2.1%
80,000	Fastenal Co.	1,555,452	2,662,400

FMI Provident Trust Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares or
Principal
Amount		Cost	Value

LONG-TERM INVESTMENTS — 86.1% (a) (Continued)

COMMON STOCKS — 73.8% (a) (Continued)

TECHNOLOGY SERVICES SECTOR — 30.3%
	Information Technology Services — 19.5%
146,240	Accenture PLC	$4,373,850	$7,703,923
157,648	Cognizant Technology
	Solutions Corp.*	4,544,445	9,884,530
145,600	Infosys Technologies
	Ltd. SP-ADR	6,437,478	7,435,792
		15,355,773	25,024,245
	Internet Software/Services — 4.8%
12,000	Google Inc.*	6,207,516	6,172,560

	Packaged Software — 6.0%
270,000	Oracle Corp.	6,852,490	7,759,800

TRANSPORTATION SECTOR — 1.1%
	Trucking — 1.1%
99,880	Heartland Express, Inc.	1,478,854	1,354,373
	Total common stocks	79,808,920	94,775,434

CORPORATE BONDS — 12.3% (a)
$3,800,000	JP Morgan Chase & Co.,
	3.70%, due 01/20/15	3,835,060	3,893,700
2,315,000	Shell International
	Finance B.V., 3.10%,
	due 06/28/15	2,347,444	2,457,706
2,747,000	Westpac Banking Corp.,
	3.00%, due 08/04/15	2,747,295	2,797,020
3,810,000	Hewlett Packard Co.,
	3.00%, due 09/15/16	3,818,710	3,841,772
2,850,000	American Express
	Credit Corp., 2.80%,
	due 09/19/16	2,867,110	2,835,867
	Total corporate
	bonds	15,615,619	15,826,065
	Total long-term
	investments	95,424,539	110,601,499

SHORT-TERM INVESTMENTS — 6.2% (a)
	U.S. Treasury Securities — 6.2%
8,000,000	U.S. Treasury
	Notes, 1.125%,
	due 01/15/12	8,025,286	8,024,688
	Total short-term
	investments	8,025,286	8,024,688
	Total investments
	— 92.3%	$103,449,825	118,626,187
	Cash and receivables,
	less liabilities
	— 7.7% (a)		9,856,122
	TOTAL NET
	ASSETS — 100.0%		$128,482,309

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI Provident Trust Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2011

INCOME:
Dividends	$1,076,061
Interest	309,842
Total income	1,385,903
EXPENSES:
Management fees	935,365
Transfer agent fees	162,975
Administrative and accounting services	122,768
Registration fees	45,050
Professional fees	40,695
Other expenses	34,400
Printing and postage expenses	22,065
Custodian fees	16,685
Board of Directors fees	12,600
Insurance fees	5,936
Total expenses	1,398,539
NET INVESTMENT LOSS	(12,636)
NET REALIZED LOSS ON INVESTMENTS	(258,503)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	(4,389,612)
NET LOSS ON INVESTMENTS	(4,648,115)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,660,751)

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2011 and 2010

	2011	2010
OPERATIONS:
Net investment (loss) income	$(12,636)	$77,792
Net realized (loss) gain on investments	(258,503)	4,119,296
Net (decrease) increase in unrealized appreciation on investments	(4,389,612)	4,012,095
Net (decrease) increase in net assets from operations	(4,660,751)	8,209,183
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.0115 per share)	—	(162,272)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (7,133,050 and 6,769,451 shares, respectively)	59,444,379	51,973,491
Net asset value of shares issued in distributions reinvested (20,856 shares)	—	159,549
Cost of shares redeemed (4,943,093 and 5,784,493 shares, respectively)	(42,062,115)	(44,285,410)
Net increase in net assets derived from Fund share activities	17,382,264	7,847,630
TOTAL INCREASE	12,721,513	15,894,541
NET ASSETS AT THE BEGINNING OF THE YEAR	115,760,796	99,866,255
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment income of $0 and $0, respectively)	$128,482,309	$115,760,796

The accompanying notes to financial statements are an integral part of these statements.

FMI Provident Trust Strategy Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$7.94	$7.36	$7.19	$8.13	$7.46
Income from investment operations:
Net investment (loss) income	(0.00)*	0.01	(0.00)	0.05	0.09
Net realized and unrealized (losses) gains on investments	(0.28)	0.58	0.20	(0.91)	0.95
Total from investment operations	(0.28)	0.59	0.20	(0.86)	1.04
Less distributions:
Distributions from net investment income	—	(0.01)	(0.03)	(0.08)	(0.07)
Distributions from net realized gains	—	—	—	—	(0.30)
Total from distributions	—	(0.01)	(0.03)	(0.08)	(0.37)
Net asset value, end of year	$7.66	$7.94	$7.36	$7.19	$8.13
TOTAL RETURN	(3.53%)	8.04%	2.87%	(10.69%)	14.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	128,482	115,761	99,866	56,498	60,254
Ratio of expenses (after reimbursement) to average net assets (a)	0.98%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment (loss) income to average net assets (b)	(0.01%)	0.07%	(0.04%)	0.67%	1.17%
Portfolio turnover rate	28%	51%	47%	78%	52%

*	Amount less than $0.005 per share.
(a)
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2010, 2009, 2008 and 2007, the ratios would have been 1.07%, 1.17%, 1.20% and 1.23%, respectively.

(b)	If the Fund had paid all of its expenses for the years ended September 30, 2010, 2009, 2008 and 2007, the ratios would have been 0.00%, (0.21%), 0.47% and 0.94%, respectively.

The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2011

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one non-diversified fund – FMI Provident Trust Strategy Fund (the “Fund”). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

The investment objective of the Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks.

(a)
Each security, excluding short-term investments with maturities of 60 days or less, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter, bonds and short-term securities with greater than 60 days to maturity are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  As of September 30, 2011, there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

The Fund applies the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2011, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1 — Common Stocks	$94,775,434
Level 2 — Long-Term Corporate Bonds	15,826,065
Short-Term U.S. Treasury Securities	8,024,688
Total Level 2	23,850,753
Level 3 —	—
Total	$118,626,187

It is the Fund’s policy to recognize transfers between levels at the end of the quarterly reporting period. There were no transfers between levels during the period ended September 30, 2011.

See the Schedule of Investments for investments detailed by industry classification.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(1)	Summary of Significant Accounting Policies — (Continued)

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”) modifying ASC 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to: i) disclose the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; ii) disclose for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used; b) a description of the valuation processes used by the reporting entity and; c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

(b)
The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities. For the year ended September 30, 2011 there were no such securities.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(d)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Wisconsin, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2011, open Federal tax years include the tax years ended September 30, 2008 through 2011. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
The Fund may have investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(i)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  During the fiscal year ended September 30, 2011, the reclassifications were as follows:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid In Capital
$12,635	$ —	$(12,635)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has entered into a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and a director of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund pays 0.75% on the first $30,000,000 of the daily net assets, 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.  The Fund is responsible for paying its proportionate share of the compensation, benefits and expenses of its Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Fund.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

The Adviser entered into a sub-advisory agreement with Provident Trust Company (“PTC”) to assist it in the day-to-day management of the Fund.  PTC determines which securities will be purchased, retained or sold for the Fund.  The Adviser pays PTC a fee equal to 0.60% of the daily net assets up to $30,000,000 and 0.50% of the daily net assets over $30,000,000.

FMI is contractually obligated to reimburse the Fund for expenses over 2.00% of the daily net assets of the Fund.  In addition to the reimbursement required under the management agreement, FMI will voluntarily reimbursed the Fund for expenses over 1.00% of the Fund’s daily net assets.  For the year ended September 30, 2011, there were no contractual or voluntary reimbursements required.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended September 30, 2011, no such expenses were incurred.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2011, approximately 6% of the outstanding shares of the Fund are owned by an affiliate of the sub-advisor.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)	Investment Transactions —

For the year ended September 30, 2011, purchases and proceeds of sales of investment securities (excluding short-term securities) were $46,686,634 and $35,168,492, respectively.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2011:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$103,554,289	$19,805,345	$(4,733,447)	$15,071,898	$ —	$ —

The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the year ended September 30, 2011 and September 30, 2010, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017), as of September 30, 2011, and tax basis post-October losses as of September 30, 2011, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2011				September 30, 2010
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$ —	$ —	$3,033,857	$225,431	$162,272	$ —

Since there were no ordinary distributions paid for the Fund for the year ended September 30, 2011, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (Unaudited).

FMI Provident Trust Strategy Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
  of FMI Provident Trust Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Provident Trust Strategy Fund (the “Fund,” a series of the FMI Mutual Funds, Inc.) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 31, 2011

NOTICE OF PRIVACY POLICY

Protecting the privacy of our shareholders is important to us.  This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

• Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

• Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund.  If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

FMI Provident Trust Strategy Fund
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation (s)	in complex	Directorships
Name, Age	Held with	Length of	During Past	overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director
Non-Interested Directors
Barry K. Allen, 63	Director	Indefinite Term	Mr. Allen is President of Allen	5	BCE, Inc. (Bell
c/o Fiduciary		Since 2001	Enterprises, LLC, (Boca Grande, FL)		Canada Enterprise),
Management, Inc.			a private equity investments and		Harley-Davidson,
100 E. Wisconsin Ave.			management company, and Senior		Inc., FMI Common
Suite 2200			Advisor for Providence Equity		Stock Fund, Inc. and
Milwaukee, WI 53202			Partners (Providence, RI) since		FMI Funds, Inc.
September, 2007. He was
Executive Vice President of Qwest
Communications International, Inc.
(Denver, CO) from September, 2002 to
June, 2007.

Robert C. Arzbaecher, 51	Director	Indefinite Term	Mr. Arzbaecher is President and	5	Actuant Corporation,
c/o Fiduciary		Since 2007	Chief Executive Officer of Actuant		CF Industries
Management, Inc.			Corporation (Menomonee Falls, WI),		Holdings, Inc.,
100 E. Wisconsin Ave.			a manufacturer of a broad range of		FMI Common Stock
Suite 2200			industrial products and systems, and		Fund, Inc. and FMI
Milwaukee, WI 53202			the Chairman of the Board of		Funds, Inc.
Directors of Actuant Corporation.

Gordon H.
Gunnlaugsson, 67	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	5	FMI Common Stock
c/o Fiduciary		Since 2001	Corporation (Milwaukee, WI) in		Fund, Inc. and
Management, Inc.			December, 2000.		FMI Funds, Inc.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

Paul S. Shain, 48	Director	Indefinite Term	Mr. Shain is President and Chief	5	FMI Common Stock
c/o Fiduciary		Since 2001	Executive Officer of Singlewire		Fund, Inc. and FMI
Management, Inc.			Software, LLC (Madison, WI), a provider		Funds, Inc.
100 E. Wisconsin Ave.			of IP-based paging and emergency
Suite 2200			notification systems. Prior to joining
Milwaukee, WI 53202			Singlewire in April, 2009, Mr. Shain was
Senior Vice President of CDW
Corporation (Vernon Hills, IL) and Chief
Executive Officer of Berbee Information
Networks, a strategic business unit of
CDW which CDW acquired in 2006.
Mr. Shain was employed in various capacities
by CDW and Berbee Information Networks
from January, 2000 to October, 2008.

FMI Provident Trust Strategy Fund
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation (s)	in complex	Directorships
Name, Age	Held with	Length of	During Past	overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer
Interested Director
John S. Brandser*, 49	Director	Indefinite Term	Mr. Brandser is President, Secretary,	2	FMI Common Stock
c/o Fiduciary		Since 2009	Chief Operating Officer and Chief		Fund, Inc.
Management, Inc.			Compliance Officer of Fiduciary
100 E. Wisconsin Ave.	Vice	One Year Term	Management, Inc. and has been
Suite 2200	President	Since 2008	employed by the Adviser in various
Milwaukee, WI 53202	and	One Year Term	capacities since March, 1995.
Secretary		Since 2009

Other Officers
Ted D. Kellner, 65	President	One Year Term	Mr. Kellner is Executive Chairman of	N/A	FMI Common Stock
c/o Fiduciary	and	Since 2001	Fiduciary Management, Inc. which he		Fund, Inc. and
Management, Inc.	Treasurer		co-founded in 1980.		FMI Funds, Inc.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

Patrick J. English, 50	Vice	One Year Term	Mr. English is Chief Executive Officer,	N/A	FMI Common Stock
c/o Fiduciary	President	Since 2001	Chief Investment Officer and Treasurer		Fund, Inc. and
Management, Inc.			of Fiduciary Management, Inc. and has		FMI Funds, Inc.
100 E. Wisconsin Ave.			been employed by the Adviser in various
Suite 2200			capacities since December, 1986.
Milwaukee, WI 53202

Kathleen M. Lauters, 59	Chief	At Discretion	Ms. Lauters has been the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since
Management, Inc.	Officer	Since 2004	September, 2004.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

*Mr. Brandser is an interested director of the Fund because he is an officer of the Fund and the Adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com.

As of the Fund’s Prospectus dated January 31, 2011, the FMI Provident Trust Strategy Fund’s annual operating expense ratio is 1.07%.

For more information about the Fund, call 1(800) 811-5311 for a free prospectus. Please read the prospectus carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money. The prospectus contains this and more information about the Fund. Please read the prospectus carefully before investing.

Securities named in the Shareholder Letters or in the Management Discussion, but not listed in the Schedule of Investments are not held in the Fund as of the date of this disclosure. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
JOHN S. BRANDSER
GORDON H. GUNNLAUGSSON
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.

DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL
FOLEY & LARDNER LLP

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert.  Mr. Gunnlaugsson is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$15,900 (FY 2011) and $15,670 (FY 2010) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c)	Tax Fees

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no other fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of November 3, 2011, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Mutual Funds, Inc.
Registrant

By   /s/Ted D. Kellner
        Ted D. Kellner, Principal Executive Officer

Date    November 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Mutual Funds, Inc.
Registrant

By   /s/Ted D. Kellner
        Ted D. Kellner, Principal Financial Officer

Date    November 11, 2011